UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by Registrant	☒

Filed by Party other than Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

UNUSUAL MACHINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

$_____ per share as determined under Rule 0-11 under the Exchange Act.

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Unusual Machines, Inc.

4677 L B McLeod Road, Suite J

Orlando, FL 32811

720-383-8983

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 2, 2024

To the Stockholders of Unusual Machines, Inc.:

We are pleased to invite you to attend our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 11:00 am, Eastern Time on December 2, 2024. The Annual Meeting will be held virtually via live webcast and no in person meeting will be held. The Annual Meeting is being held to:

1. Elect five directors for a one-year term expiring at the next annual meeting of stockholders;

2. Ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3. Approve, for purposes of complying with the New York Stock Exchange Listing Manual (the “NYSE Listing Rules”), the issuance of shares of our common stock in excess of 19.99% of the Company’s outstanding common stock upon the conversion of certain notes, warrants, and preferred stock;

4. Approve the proposed 2022 Equity Incentive Plan, as amended;

5. Approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

6. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on October 7, 2024 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on December 2, 2024

The Notice, Proxy Statement, and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

This year, our Annual Meeting will be accessible exclusively via live webcast and no in person meeting will be held. You can attend our Annual Meeting by joining www.virtualshareholdermeeting.com/UMAC2024. To be admitted to the Annual Meeting, you must have the control number found on your proxy card or voting instruction form. We believe that hosting a virtual Annual Meeting this year is in the best interest of the Company and its stockholders since a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.

Whether or not you expect to participate in the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today.

By the Order of the Board of Directors:

/s/ Allan Evans
Allan Evans
Chief Executive Officer

October [__], 2024

i

Unusual Machines, Inc.

4677 L B McLeod Road, Suite J

Orlando, FL 32811

(720) 383-8983

2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This Proxy Statement is being made available to the holders of shares of the voting stock of Unusual Machines, Inc., a Nevada corporation (“Unusual Machines” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders of Unusual Machines (the “Annual Meeting”) to be held at 11:00 am on December 2, 2024. The Annual Meeting will be a virtual meeting via live webcast and no in person meeting will be held. You will be able to attend the Annual Meeting, vote your shares and submit your questions during the Annual Meeting by visiting www.proxyvote.com. The proxy materials are first being mailed to our stockholders on or about October [__], 2024.

Who is entitled to vote?

Our Board has fixed the close of business on October 7, 2024 as the record date for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the record date, there were 6,184,983 shares of common stock issued, outstanding and entitled to vote. Each share of Unusual Machines common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Unusual Machines had 4,250 shares of Series A Convertible Preferred Stock (“Series A") outstanding, 50 shares of Series B Convertible Preferred Stock (“Series B”), and 210 shares of Series C Convertible Preferred Stock (“Series C”) outstanding, none of which have voting rights, except as required by law.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with Equity Stock Transfer, our transfer agent, you are the “record holder” of those shares. If you are a record holder, this Proxy Statement has been provided directly to you by Unusual Machines.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the meeting and how do I attend?

Record holders and beneficial owners may attend the Annual Meeting. This year the Annual Meeting will be held entirely virtually via live webcast and no in person meeting will be held.

Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

•	Visit www.virtualshareholdermeeting.com/UMAC2024 to access the live webcast;

•	Stockholders can vote electronically and submit questions online while attending the Annual Meeting; To be admitted to the Annual Meeting, you must enter the control number found on your proxy card or voting instruction form;

•	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available at www.proxyvote.com.

1

Stockholders may vote and submit questions while attending the virtual Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote:

1.	By Internet. The website address for Internet voting is on your proxy card.

2.	By phone. Call 1-800-690-6903 and follow the instructions on your proxy card.

3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	In person: You may vote in person by attending the virtual Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

If your shares are held in street name, you may vote:

1.	By Internet. The website address for Internet voting is on your voting instruction form provided by your bank, broker, or similar organization.

2.	By mail. Mark, date, sign and mail promptly the enclosed voting instruction form provided by your bank or broker.

3.	In person: You may vote in person by attending the virtual Annual Meeting.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please be ready to demonstrate proof of your beneficial ownership as of the record date (such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership) and a legal proxy from your nominee authorizing you to vote your shares.

What constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a 1/3 of the outstanding shares of stock entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Unusual Machines are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at this Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Unusual Machines is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

2

How Many Votes are Needed for Each Proposal to Pass?

Proposals		Vote Required

1.	Election of directors	Plurality
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter
3.	Approve Issuance of Additional Shares of Our Common Stock Exceeding 20% of Our Outstanding Shares	Majority of the shares present and entitled to vote on the matter
4.	Approve 2022 Equity Incentive Plan	Majority of the shares present and entitled to vote on the matter
5.	Adjournment of the annual meeting	Majority of the shares present and entitled to vote on the matter

Election of Directors. In order to be elected to the Board, each nominee must receive a plurality of the votes cast. This means that the five director nominees who receive the highest number of votes “FOR” their election are elected.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm.

Approve Issuance of Additional Shares of Our Common Stock Exceeding 20% of Our Outstanding Shares. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the issuance of additional shares of our common stock exceeding 20% of the shares of our common stock that are currently outstanding.

Approve 2022 Equity Incentive Plan. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter required to approve the 2022 Equity Incentive Plan.

Adjournment of the Annual Meeting. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required to approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

What are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. On Proposals 2, 3, 4, and 5, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the proxy card or your voting instruction form.

How are abstentions treated?

Proposals		Effect of Abstentions on the Proposal

1.	Election of directors	Not applicable
2.	Ratification of the selection of our independent registered public accounting firm	Against
3.	Approve Issuance of Additional Shares of Our Common Stock Exceeding 20% of Our Outstanding Shares	Against
4.	Approve 2022 Equity Inventive Plan	Against
5.	Adjournment of the Annual Meeting	Against

3

Abstentions will have the same effect as a vote “AGAINST” Proposals 2 through 5. Withheld votes will not have any effect on Proposal 1.

What if I am a record holder and sign and return my proxy without making any selections?

If you are the stockholder of record, and you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations. If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote your shares at their discretion.

What if I am a beneficial owner and I do not give the nominee voting instructions?

If your shares are held in street name, you must instruct the organization that holds your shares how to vote. Such organization is bound by the rules of the New York Stock Exchange (the “NYSE”), regarding whether or not it can exercise discretionary voting power for any particular proposal in the absence of voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares or when a broker for its own internal reasons elects not to vote uninstructed shares. Broker non-votes are included in the calculation of the number of votes deemed present at the meeting for purposes of determining the presence of a quorum.

The table below sets forth, for each proposal, whether a nominee organization can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Broker Discretionary Vote Allowed	Impact of Broker Non- Vote*

1.	Election of directors	No	None
2.	Ratification of the selection of our independent registered public accounting firm	Yes	N/A
3.	Approve Issuance of Additional Shares of Our Common Stock Exceeding 20% of Our Outstanding Shares	No	N/A
4.	Approve 2022 Equity Incentive Plan	No	N/A
5.	Adjournment of the Annual Meeting	Yes	N/A

*If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. Proposals 2 and 5 are considered “routine” proposals, while Proposals 1, 3, and 4 are considered “non-routine” proposals. As a result, if you do not provide voting instructions to your nominee organization, your shares will not be voted on Proposals 1, 3, and 4. Broker non-votes do not count as a vote “FOR” or “AGAINST” Proposal 1, and because the voting standard required for Proposals 2, 3, 4, and 5 is the majority of shares present and entitled to vote on the matter, broker-non votes will likewise have no impact on the outcome of those proposals. For Proposals 2 and 5, while broker discretionary voting is permitted under the rules and regulations of the New York Stock Exchange (“NYSE”), an increasing number of brokers and similar organizations which hold shares in street name have elected to either refrain from discretionary voting or engage in a form of proportionate voting such as voting shares in a manner consistent with all other votes cast at the meeting. As a result, while broker discretionary voting could result in a vote “FOR” Proposals 2 and 5 for some or all instances in which a beneficial stockholder declines to provide instructions for voting his, her, or its shares, we cannot predict what the ultimate outcome will be as it depends on the organization which has custody of the shares in each such case.

4

Is My Proxy Revocable?

If you are a stockholder of record, you may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Corporate Secretary of Unusual Machines bearing a later date than your proxy, by executing and delivering to the Corporate Secretary of Unusual Machines a proxy card dated after the date of your proxy, or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Unusual Machines, Inc., 4677 L B McLeod Road, Suite J, Orlando, Florida 32811.

If your shares are held in street name, you may change your vote by following your nominee’s procedures for revoking your proxy or changing your vote.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Unusual Machines. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We have retained Innisfree M&A Incorporated to assist in proxy solicitation for an estimated fee of $20,000 plus disbursements, reasonable out of pocket expenses and varying fees per investor communication. If you have any questions or require any assistance in voting your shares, please call Innisfree M&A Incorporated at 877-800-5186.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Allan Evans and Brian Hoff, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your shares “FOR” such other candidate or candidates as may be properly nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of the printed proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of the proxy materials, or if you hold Unusual Machines stock in more than one account, and in either case you wish to receive only one copy of each of these documents for your household, please contact our Corporate Secretary at: 4677 L B McLeod Road, Suite J, Orlando, Florida 32811.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ Rights?

Dissenters’ rights are not available to Unusual Machines stockholders with any of the proposals brought before the Annual Meeting.

5

Can a Stockholder Present a Proposal to Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2025 annual meeting of stockholders (the “Next Annual Meeting”), the following is required:

•	For a stockholder proposal to be considered for inclusion in Unusual Machines’ Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than [____], 2025, which is 120 calendar days prior to the anniversary date Unusual Machine’s Proxy Statement was released to the stockholders in connection with the Annual Meeting. Such proposals also must comply with Securities and Exchange (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals for election to the Board or who wish to present a proposal at the Next Annual Meeting to do so in accordance with the terms of the advance notice provisions. Your notice must contain the specific information set forth in our Bylaws. For a stockholder nomination that is intended to be included in Unusual Machines’ Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written notice no earlier than 120 days and no later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Per Rule 14a-8 a stockholder proposal must be received by our Corporate Secretary not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send its proxy materials. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to our Corporate Secretary at 4677 L B McLeod Road, Suite J, Orlando, Florida 32811.

We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors and the approval of the 2022 Equity Incentive Plan, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish voting results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

6

The Board Recommends that Stockholders Vote “FOR” Proposals 1, 2, 3, 4, and 5.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the authority granted to our Board of Directors (the “Board”) under our Bylaws, the Board has fixed the number of directors constituting the entire Board at five. The Board currently consists of five directors.

Upon the recommendation of the Corporate Governance and Nominating Committee of the Board, our Board has nominated the five individuals named below currently serving as directors of the Company to be elected as directors at the Annual Meeting, each to hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The Board recommends a vote “For” the election of all of the director nominees.

NOMINEES FOR DIRECTOR

The following table sets forth information provided by the nominees as of the record date. All of the nominees are currently serving as directors of Unusual Machines. All of the nominees have consented to serve if elected by our stockholders. There are no family relationships among our directors and executive officers.

Name	Age	Position
Dr. Allan Evans	41	Chief Executive Officer, Chairman, and Director
Christina A. Colón, Esq.	36	Director
Robert Lowry	65	Director
Sanford Rich	66	Director
Jeffrey Thompson	59	Director

Director Nominees Biographies

Dr. Allan Evans, Chief Executive Officer and Chairman of the Board of Directors

Dr. Allan Evans was appointed to serve as the Chief Executive Officer and a director of the Company effective December 4, 2023. Prior to becoming our Chief Executive Officer, Dr. Evans was the Chief Operating Officer of Red Cat Holdings, Inc. (“Red Cat”) from January 2021 to November 2023 and was the Chief Executive Officer of Fat Shark Ltd. (“Fat Shark”). Dr. Evans is a serial entrepreneur with a history of founding and leading technological innovation. He has extensive experience in overseeing different emerging technologies. From August 2017 to October 2020, Dr. Evans served as a board member for Ballast Technologies, a company that specialized in technology for location-based entertainment. In November 2012, he co-founded Avegant, a technology company focused on developing next generation display technology to enable previously impossible augmented reality experiences. He led design, development, and initial production of the Glyph head mounted display and oversaw technology research and patent strategy while serving as Chief Technology Officer of Avegant until 2016. Dr. Evans has 47 pending or issued patents that cover a range of technologies from implantable medical devices to mixed reality headsets. Academically, his work has an h-index of 15, an i-index of 28, and has been cited in more than 1,000 publications. He has extensive experience with new technologies, engineering, business development, and corporate strategy, and his expertise in these areas strengthens the Company’s collective knowledge and capabilities.

Dr. Evans’ management and public company experience, his experience in the drone business and his role as Chief Executive Officer of the Company, led to his appointment as a director.

7

Cristina A. Colón, Esq., Director

Ms. Colón has a served as a director of the Company since August 2022. Ms. Colón has been the owner of Cinmarc & Associates LLC, a public housing consulting firm, since 2018 and has served as its President since August 2021. Ms. Colón has also been the owner/operator Café de La Plaza, a restaurant located in Palmas del Mar, Puerto Rico, since 2009. From 2019 to 2021, Ms. Colón served as an investor relations specialist at OptimizeRX, a medical technology company. Ms. Colón’s experience as an entrepreneur and her marketing and investor relations experience led to her appointment as a director. Ms. Colon is also a lawyer in Puerto Rico and Florida.

Robert Lowry, Director

Mr. Lowry has served as a director of the Company since August 2022. Mr. Lowry has been the owner of Sebring Assisted Living Facility since 1998, and the owner of Homestead Assisted Living Facility since 2007. Mr. Lowry’s experience as a business entrepreneur and his experience in operational finance led to his appointment as a director.

Sanford Rich, Director

Mr. Rich serves as director and Audit Committee member of the Company since January 31, 2024. Since March 2012, Mr. Rich has served as a director of Aspen Group, Inc. and since November 29, 2019, as Audit Committee Chairman. From August 2, 2017 to June 23, 2019, Aspen Group, Inc. had its common stock listed on the Nasdaq Capital Market and from June 24, 2019 to March 23, 2023, Aspen Group, Inc. had its common stock listed on Nasdaq Global Market, after which it voluntarily withdrew to focus on its core business and save money. Since January 2016, Mr. Rich has served as the Executive Director of the New York City Board of Education Retirement System. Mr. Rich also served as a member of the Investor Advisory Group of the PCAOB for a term from June 1, 2022 to December 31, 2023. From November 2012 to January 2016, Mr. Rich served as the Chief of Negotiations and Restructuring for the Pension Benefit Guaranty Corporation (a United States Government Agency). Mr. Rich was selected as a director for his 40 years of experience in the financial sector and his experience serving on the audit committees of public companies.

Jeffrey Thompson, Director

Mr. Thompson has served as a director of the Company since inception in 2019. He served as the Company’s principal executive officer from inception until April 2022. Mr. Thompson has been President and Chief Executive Officer of Red Cat since May 15, 2019. Mr. Thompson was a director of Panacea Life Sciences Holdings, Inc. (OTCQB:PLSH), a producer and marketer of products made from industrial hemp (CBD), from January 2019 until April 2020. In 2016, Mr. Thompson founded Red Cat Propware Inc., a provider of cloud-based analytics, storage, and services for drone aircraft, and served as its Chief Executive Officer until May 15, 2019 when it was acquired by Red Cat. Mr. Thompson’s management and public company experience, his experience in the drone business and his role as President and Chief Executive Officer of Red Cat, led to his appointment as a director.

8

EXECUTIVE OFFICERS

Name	Age	Position
Dr. Allan Evans	41	Chief Executive Officer and Director
Brian Hoff	38	Chief Financial Officer
Andrew Camden	34	Chief Operating Officer

Set forth below is a brief biographical description of each of our officers who are not previously described above, including their business experience and director positions held currently or at any time during the last five years.

Brian Hoff, Chief Financial Officer

Mr. Hoff has served as the Company’s Chief Financial Officer since November 2022. Prior to that, he served as the Chief Financial Officer of Auddia, Inc. (Nasdaq: AUUD), a technology company focused on audio media, from April 2021 to October 2022. He served as Vice President and Controller at STACK Infrastructure, a digital infrastructure company, from October 2019 to April 2021, and as Controller at Coalfire, a cybersecurity company, from November 2011 until October 2019.

Andrew Camden, Chief Operating Officer

Mr. Camden, who became our Chief Operating Officer on March 4, 2024, has been President of Rotor Riot, LLC (“Rotor Riot”) since 2018. Prior to that, he worked for four years as an engineer for General Motors.

9

CORPORATE GOVERNANCE

Composition of our Board

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

Our Board has determined that all of our present directors are independent, in accordance with standards under the NYSE Listing Rules, other than Dr. Evans and Mr. Thompson. Our Board determined that, under the NYSE Listing Rules, Dr. Evans is not an independent director because he is the Chief Executive Officer of the Company. It has also been determined that Mr. Thompson is not an independent director, having previously been Chief Executive Officer of the Company in the last three years.

Our Board has determined that Mr. Lowry, Mr. Rich, and Ms. Colón are independent under the NYSE Listing Rules’ independence standards for Audit Committee members. Our Board has also determined that they are independent under the NYSE Listing Rules independence standards for Compensation Committee members and for Governance and Nominating committee members.

Committees of the Board

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following three standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) the Corporate Governance and Nominating Committee. These committees regularly report on their activities and actions to the Board. Copies of the charters of our three standing committees are located on our website at: https://www.unusualmachines.com/corporate-governance/governance-documents/.

Board and Committee Meetings

All of the directors, then serving as directors, attended over 75% of the applicable Board and Committee meetings held in 2023.

Our Board held a total of six meetings during 2023. We have no formal policy regarding attendance by directors or officers at our stockholders’ meetings.

We consummated our initial public offering (“IPO”) on February 16, 2024, and simultaneously our common stock was listed on the NYSE American. Accordingly, during 2023 we did not have any independent meetings of our Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee since all governance matters were discussed with the full Board.

Audit Committee

The Audit Committee consists of Mr. Rich (Chair), Mr. Lowry, and Ms. Colón. Each member of the Audit Committee is an independent director as defined by the rules of the SEC and NYSE American. The Audit Committee has the sole authority and responsibility to select, evaluate and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s financial management all matters relating to the annual audit of the Company.

The Audit Committee monitors the integrity of our financial statements, monitors the independent registered public accounting firm’s qualifications and independence, monitors the performance of our internal audit function and the auditors, and monitors our compliance with legal and regulatory requirements. The Audit Committee also meets with our auditors to review the results of their audit and review of our annual and interim financial statements.

The Audit Committee plans to meet at least on a quarterly basis to discuss with management the annual audited financial statements and quarterly financial statements and meets from time to time to discuss general corporate matters.

10

Audit Committee Financial Expert

Our Board determined that Mr. Rich is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC, in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The Compensation Committee consists of Mr. Lowry (Chair), Ms. Colón, and Mr. Rich each of whom are independent directors. Among other things, the Compensation Committee reviews, recommends and approves salaries and other compensation of the Company’s executive officers, and administers the Company’s Equity Incentive Plan (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers).

The Compensation Committee will meet in executive session to determine the compensation of the Chief Executive Officer of the Company. In determining the amount, form, and terms of such compensation, the Committee will consider the annual performance evaluation of the Chief Executive Officer conducted by the Board in light of company goals and objectives relevant to Chief Executive Officer compensation, competitive market data pertaining to Chief Executive Officer compensation at comparable companies, and such other factors as it deems relevant, and is guided by, and seeks to promote, the best interests of the Company and its shareholders.

In addition, subject to existing agreements, the Compensation Committee is authorized to determine the salaries, bonuses, and other matters relating to compensation of the executive officers of the Company using similar parameters. It may set performance targets for determining periodic bonuses payable to executive officers. It is also authorized to review and make recommendations to the Board regarding executive and employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs (except to the extent specifically delegated to a Board appointed committee with authority to administer a particular plan). In addition, the Compensation Committee approves the compensation of non-employee directors and reports it to the full Board.

The Compensation Committee also reviews and makes recommendations with respect to shareholder proposals related to compensation matters.

The Compensation Committee may, in its sole discretion and at the Company’s cost, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Nominating Committee”) consists of Ms. Colón (Chair), Mr. Lowry, and Mr. Rich, each of whom meets the independence requirements of all other applicable laws, rules and regulations governing director independence, as determined by the Board.

The Nominating Committee has the authority to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; recommend to the Board the director nominees for the next annual meeting of shareholders at which directors are to be elected; recommend to the Board candidates to fill any vacancies on the Board; develops, recommend to the Board, and reviews the corporate governance guidelines applicable to the Company; and oversees the evaluation of the Board and management.

It is authorized to consider and recruit candidates to fill positions on the Board, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise. The Nominating Committee has the authority to conduct, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the Nominating Committee.

11

In selecting and recommending candidates for election to the Board or appointment to any committee of the Board, the Nominating Committee does not believe that it is appropriate to select nominees through mechanical application of specified criteria. Rather, the Nominating Committee shall consider such factors at it deems appropriate, including, without limitation, the following: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; experience in the Company’s industry; experience as a board member of another publicly-held company; diversity ; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other directors of the Company; practical and mature business judgment; and composition of the Board (including its size and structure).

The Nominating Committee will develop and recommend to the Board a policy regarding the consideration of director candidates recommended by the Company’s shareholders and procedures for submission by shareholders of director nominee recommendations.

The Nominating Committee oversees the evaluation of the Board and management. It also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company, which the Nominating Committee shall periodically review and revise as appropriate. In discharging its oversight role, the Nominating Committee is empowered to investigate any matter brought to its attention.

Board Diversity

While we do not have a formal policy on diversity, the Board considers diversity to include race, ethnicity, gender as well as the skill set, background, reputation, type and length of business experience of the Board members as well as a particular nominee’s contributions to that mix. The Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its shareholders. Although there are many other factors, the Board seeks individuals with experience on operating and growing businesses.

Board Leadership Structure

Allan Evans serves as the Chairman of the Board and actively interfaces with management, the Board and counsel regularly. We believe that Dr. Evans’s experience as an entrepreneur and Chief Executive Officer of a drone company will help the Company with the challenges faced by us at this stage – integrating the acquisition of Fat Shark and Rotor Riot as well as implementing our business and marketing plans, integrating the acquisitions, continuing and managing our growth. We believe that Mr. Evans, Mr. Thompson and the other members of the Board will assist the Company’s management with both the operational aspects as well as the strategic aspects of our business.

Board Risk Oversight

The Company’s risk management function is overseen by the Board. The Company’s management keeps the Board apprised of material risks and provides its directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Allan Evans, Chairman of the Board, works closely together with the other members of the Board when material risks are identified on how to best address such risks. If the identified risk poses an actual or potential conflict with management, the Company’s independent directors may conduct the assessment. Presently, the primary risks affecting us are our liquidity and the lack of revenue.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past 10 years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K of the SEC.

12

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of the Company’s employees, including the Company’s Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to the Company’s directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations and the prompt reporting of illegal or unethical behavior, and accountability for adherence to the Code of Ethics. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting 4677 L B McLeod Rd, Suite J, Orlando, FL 32811, Attention: Corporate Secretary.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted our Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

Additionally, our Board has adopted a policy relating to recovery of erroneously awarded compensation (a “Clawback Policy”) in accordance with NYSE Listing Rules, to recoup “excess” incentive compensation, if any, earned by current and former executive officers as determined by the Board in accordance with the definition in Section 10D of the Exchange Act during a three year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required).

In addition, under our 2022 Equity Incentive Plan, as amended, we generally grant equity awards to our officers, employees, and independent directors which provide for clawback of profits and cancellation of awards in the event the grantee engages in certain wrongful conduct.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during 2023.

13

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2022, to which we were a party or will be party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest. As permitted by the SEC rules, discussion of employment relationships or transactions involving the Company’s executive officers and directors, and compensation solely resulting from such employment relationships or transactions, or service as a director of the Company, as the case may be, has been omitted to the extent disclosed in the Executive Compensation or the Director Compensation section of this proxy statement, as applicable.

On April 30, 2024 (“Grant Date”), the Company’s board of directors approved the Company entering into a two-year Management Services Agreement (the “Agreement”) with 8 Consulting LLC (the “Consultant”) for the services of our Chief Executive Officer, Dr. Allan Evans, whereby the Consultant agreed to cause Dr. Evans to perform his services as the Company’s Chief Executive Officer and the Consultant will be compensated on behalf of Dr. Evans by the Company in connection with his performance of such services. The Agreement allows Dr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico who will perform such services in Puerto Rico. Pursuant to the Agreement, Dr. Evans is performing the duties and responsibilities that are customary for a chief executive officer of a public company that either have revenues similar to the Company on a pro forma basis as reflected in its Prospectus filed with the SEC on February 15, 2024, or if pre-revenues, are an active and on-going business that are performing pre-revenue activities. The Consultant agreed to cause Dr. Evans, as Chief Executive Officer, (i) to undertake primary responsibility for managing all aspects of the Company and overseeing the preparation of all reports, registration statements and other filings required filed by the Company with the SEC and executing the certifications required the Sarbanes Oxley Act of 2002 and the rules of the SEC as the principal executive officer of the Company; (ii) attend investor meetings and road shows in connection with the Company’s fundraising and investor relations activities; (iii) to report to the Company’s board of directors; and (iv) to perform services for such subsidiaries of the Company as may be necessary.

The Consultant receives a $250,000 fee per year payable in monthly installments. In addition, the Consultant was granted 488,000 fully vested shares of restricted common stock. The fair value of the shares was $585,600 based on the $1.20 quoted trading price on the Grant Date and will be recognized over the service period (see below). The grant of restricted common stock was made under the Company’s 2022 Equity Incentive Plan. The shares of restricted common stock are subject to pro rata forfeiture from February 14, 2024, until February 14, 2025, in the event that Dr. Evans is terminated or ends his services to the Company for any reason other than death or disability, as defined in the Internal Revenue Code. The Company and Dr. Evans previously entered into an Offer Letter dated November 27, 2023, under which he would serve as the Company’s Chief Executive Officer effective as of December 4, 2023. The Agreement terminates and replaces the Offer Letter dated November 27, 2023.

In February 2024, the Company completed the acquisitions to purchase Fat Shark and Rotor Riot from Red Cat. Jeffrey Thompson is the founder and current Chief Executive Officer of Red Cat. Mr. Thompson is also the founder, prior Chief Executive Officer and current member on the Board of Directors of Unusual Machines. Prior to the acquisition, Mr. Thompson held 328,500 shares of common stock in Unusual Machines, which represented approximately 10% prior to the acquisition and IPO.

On December 8, 2023, our former Chief Executive Officer, Brandon Torres Declet, and the Company executed a termination agreement (the “Termination Agreement”) pursuant to which Mr. Declet received three months of salary severance and three months of medical and insurance premiums. In lieu of 603,208 Restricted Stock Units (“RSUs”) that Mr. Declet was to be granted post IPO, Mr. Declet received 16,086 shares of our common stock in January 2024.

In November 2022, we entered into a Purchase Agreement with Red Cat and Jeffrey Thompson, the Company’s founder and current director, pursuant to which, among other things, Mr. Thompson and the Company have agreed to indemnification obligations, which shall survive for a period of nine months, subject to certain limitations, which includes a basket of $250,000 before any claim can be asserted and a cap equal to the value of 100,000 shares of our common stock owned by him to secure any indemnification obligations, which stock is our sole remedy, except for fraud. Mr. Torres Declet negotiated the terms of the Purchase Agreement on an arms’ length basis with Joe Freedman who was the head of Red Cat’s Special Committee. The transaction was ultimately approved by the Company’s and Red Cat’s Board. On March 8, 2023, a majority of the disinterested Red Cat shareholders approved the transactions contemplated in the Purchase Agreement in a special meeting. Mr. Thompson recused himself from such vote.

Related Party Transaction Policy

Pursuant to our Audit Committee Charter, as amended on October 3, 2024, our Audit Committee reviews all transactions on an ongoing basis for any potential conflicts of interest, and approves, if appropriate, all “Related Party Transactions” of the Company, namely those transactions required to be disclosed under Item 404 of SEC Regulation S-K.

14

EXECUTIVE COMPENSATION

Executive Compensation Overview

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933 (the “Securities Act”). As an emerging growth company we are not required to provide a pay versus performance schedule under Item 402(v) of Regulation S-K promulgated by the SEC.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2023. Our named executive officers, or the Named Executive Officers, for the year ended December 31, 2023, are:

•	Allan Evans, our Chief Executive Officer;

•	Brandon Torres Declet, our former Chief Executive Officer; and

•	Brian Hoff, our Chief Financial Officer

Unusual Machines Summary Compensation Table Year Ended December 31, 2023

The following table contains information about the compensation paid to or earned by each Officer (each a “Named Executive Officer”) with during the two most recently completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)
Allan Evans (1)	2023	20,833	–	–	–	–	20,833
Chief Executive Officer	2022	–	–	–	–	–	–

Brandon Torres Declet (2)	2023	229,167	–	64,344	–	62,500	356,011
Former Chief Executive Officer	2022	80,000	–	–	–	–	80,000

Brian Hoff (3)	2023	250,000	–	–	–	–	250,000
Chief Financial Officer	2022	41,667	–	–	–	–	41,667

________________________

(1)	Mr. Evans was appointed Chief Executive Officer in December 2023 and did not serve during the 2022 fiscal year.

(2)	Mr. Declet was appointed Chief Executive Officer in May 2022 and resigned from the Board and as Chief Executive Officer in November 2023. Mr. Declet did not serve during the 2021 fiscal year. Mr. Declet executed a termination agreement pursuant to which he received three months of salary as severance and three months of medical and insurance premiums. Mr. Declet received 16,086 shares of our common stock.

(3)	Mr. Hoff was appointed Chief Financial Officer in November 2022.

Outstanding Equity Awards at December 31, 2023

There were no outstanding equity awards held by our Named Executive Officers as of December 31, 2023.

15

Employment Agreements

Consulting Agreement for the Services of Dr. Allan Evans, Chief Executive Officer

On December 4, 2023, the Board appointed Allan Evans as the Company’s Chief Executive Officer. On April 30, 2024, the Board approved the Company entering into a two-year Management Services Agreement (the “Consulting Agreement”) with 8 Consulting LLC (the “Consultant”) for the services of Mr. Evans, whereby the Consultant agreed to cause Mr. Evans to perform his services as the Company’s Chief Executive Officer and the Consultant is being be compensated on behalf of Mr. Evans by the Company in connection with his performance of such services. The Consulting Agreement allows Mr. Evans to receive favorable tax benefits as a resident of the Commonwealth of Puerto Rico since he will perform such services in Puerto Rico. Pursuant to the Consulting Agreement, Mr. Evans will perform the duties and responsibilities that are customary for a chief executive officer of a public company that either have revenues similar to the Company on a pro forma basis as reflected in the Prospectus filed with the SEC on February 15, 2024, or if pre-revenues, are an active and on-going business that are performing pre-revenue activities similar to a biotech company which is engaged in active research and/or the overseeing of clinical trials. The Consultant agreed to cause Mr. Evans, as Chief Executive Officer, (i) to undertake primary responsibility for managing all aspects of the Company and overseeing the preparation of all reports, registration statements and other filings required filed by the Company with the SEC and executing the certifications required the Sarbanes Oxley Act of 2002 and the rules of the SEC as the principal executive officer of the Company; (ii) attend investor meetings and road shows in connection with the Company’s fundraising and investor relations activities; (iii) to report to the Board; (iv) to perform services for such subsidiaries of the Company as may be necessary.

The Consultant receives a $250,000 fee per year payable in monthly installments. In addition, the Consultant was granted 488,000 fully vested shares of restricted common stock, which Mr. Evans is deemed to beneficially own indirectly. The grant of restricted common stock was made under the Company’s 2022 Equity Incentive Plan and is subject to the Consultant executing the Company’s standard Restricted Stock Agreement. The shares of restricted common stock are subject to pro rata forfeiture from February 14, 2024, until February 14, 2025, in the event that Mr. Evans is terminated or ends his services to the Company for any reason other than death or disability, as defined in the Internal Revenue Code.

The Company and Mr. Evans previously entered into an Offer Letter dated November 27, 2023, under which he would serve as the Company’s Chief Executive Officer effective as of December 4, 2023. The Consulting Agreement terminates and replaces the Offer Letter dated November 27, 2023.

The primary differences will be that we will not withhold federal income taxes from Dr. Evan’s compensation but will report his compensation on Form 1099 rather than W-2. He also will not participate in our health insurance plan or receive other benefits limited to employees.

Employment Agreement with Brian Hoff, Chief Financial Officer

The Employment Agreement with Mr. Hoff effective November 1, 2022 provides that he will serve as the Chief Financial Officer of the Company on an at will basis. In August 2023, the Employment Agreement was amended (the “First Hoff Amendment”) to increase the percentage of RSUs from 1% to 3% (as discussed below). Pursuant to his Employment Agreement, Mr. Hoff receives an annual base salary of $250,000. In addition, Mr. Hoff’s Employment Agreement entitles him to the following:

•	Eligibility to earn an annual bonus of 50% of his annual base salary based on key performance indicators, as set forth in a bonus plan that is to be established, approved, administered and determined by the Board and the Chief Executive Officer.

•	A cash and/or equity bonus of up to $125,000 upon the closing of each successful acquisition. With the closing of the IPO, he received a $125,000 bonus.

16

•	A cash bonus and/or equity bonus equal to up to $125,000 upon the completion of a capital raise event, defined as a second offering, a private placement offering, an at-the-market offering, a private investment in public equity offering.

•	A grant of RSUs equal to 3% of the outstanding common stock of the Company (after giving effect to the First Hoff Amendment). The RSUs will vest on the earlier of (i) a secondary offering, (ii) a Change of Control event as defined in Treasury Regulation Section 1.409A-3(i)(5), or (iii) the one-year anniversary of the consummation of the Offering. Although the grant was to become effective 30 days following the closing of the Fat Shark and Rotor Riot acquisition, no grant has occurred.

Additionally, under his Employment Agreement, if Mr. Hoff is terminated by the Company without Cause or terminates his employment for Good Reason, he will be entitled to six months’ annual base salary and COBRA premiums, as well as accelerated vesting of 100% of the then unvested RSUs, if applicable.

For this purpose, Good Reason is generally defined as (i) any reduction in his base salary, (ii) any material diminution of his authorities, titles or offices, (iii) being required to report to anyone other than the Chief Executive Officer, (iv) a request by the Company to relocate, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.

Cause is generally defined as (i) failure to perform his material duties under the Employment Agreement, following 30 days’ written notice without cure, (ii) willful misconduct or gross negligence or breach of a fiduciary duty owed to the Company, (iii) conviction of our guilty pleas to a felony or other criminal offense involving moral turpitude, (iv) any act or omission involving dishonesty, disloyalty, or fraud causing or reasonably expected to cause significant economic harm to the Company, or (v) material breach of his Employment Agreement without cure after 30 days’ written notice.

Employment arrangement with Andrew Camden, Chief Operating Officer

Our Board appointed Mr. Camden, Chief Operating Officer on March 4, 2024, and agreed to pay him a salary of $150,000 per year pursuant to an oral agreement. His base salary was increased to $200,000 per year effective September 1, 2024.

17

DIRECTOR COMPENSATION

Compensation of Directors

In the year ended December 31, 2023, our non-employee directors did not receive any cash or equity compensation from the Company.

Following our IPO in February 2024, our Board approved compensation for our non-employee directors. Our non-employee directors will receive annual aggregate compensation of $60,000 for service on the board which will be comprised of cash and equity grants. Additional compensation for the chairperson members as set forth below. All cash payments and equity grants will be made semi-annual in arrears.

•	Audit Committee Chair: $5,000
•	Compensation Committee Chair: $5,000
•	Nominating and Governance Committee Chair: $5,000

18

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all executive officers and directors as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder's address is c/o Unusual Machines, Inc., 4677 L B McLeod Rd., Suite J, Orlando Florida, 32811.

Name and Address of Beneficial Owner	Title of Class	Amount of Shares Beneficially Owned (2)	Percentage of Beneficial Ownership
Named Executive Officers and Directors:
Allan Evans	Common Stock	553,650	8.95%
Brian Hoff	Common Stock	293,000	4.74%
Jeffrey Thompson	Common Stock	359,087	5.81%
Sanford Rich	Common Stock	45,435	0.73%
Robert Lowry	Common Stock	33,135	0.54%
Cristina Colón	Common Stock	37,962	0.61%
All executive officers and directors as a group (7 persons)	Common Stock	1,373,269	22.2%
Other 5% Holders

Gordon Holmes (1)	Common Stock	362,500	5.86%

(1)	Based upon the Company’s stock transfer records as of September 5, 2024.

(2)	The numbers and percentages outstanding in these columns, exclude:

•	62,500 shares of our common stock issuable upon the full exercise of warrants to Dominari Securities LLC (the “Representative’s Warrants”). The Representative’s Warrants can be exercised at any time, and from time to time, in whole or in part, during the five-year period commencing 180 days following February 16, 2024.
•	4,250,000 shares of our common stock, issuable upon full conversion of Series A preferred stock. The Series A preferred stock can be converted to common stock upon written notice to the Company subject to certain ownership blockers.
•	250,000 shares of our common stock, issuable upon the full conversion of Series B preferred stock. The Series B preferred stock can be converted to common stock upon written notice to the Company.
•	630,000 shares of our common stock, issuable upon the full conversion of Series C preferred stock. The Series B preferred stock can be converted to common stock upon written notice to the Company.
•	630,000 shares of our common stock, issuable upon the full exercise of warrants to the Principal Stockholders
•	1,507,538 shares issuable upon the full conversion of the New Notes.
•	Future equity grants to our executive officers, Chief Financial Officer and independent directors. See “Executive Compensation.”

19

PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote “FOR” this Proposal 2.

Our Audit Committee has selected Salberg & Company, P.A. (“Salberg”) as our independent registered public accounting firm for the year ending December 31, 2024, and our Board recommends that stockholders vote in favor of the ratification of such selection. Salberg has been engaged as our independent registered public accounting firm since April 12, 2024.

The selection of Unusual Machines’ independent registered public accounting firm is not required to be submitted to a vote of stockholders, but Unusual Machines is submitting the matter to its stockholders as a matter of good corporate governance. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during 2024 or thereafter if they determine that such a change would be in the best interests of Unusual Machines and its stockholders. If the selection is not ratified, the Audit Committee will consider its options.

A representative of Salberg is not expected to be present at the Annual Meeting.

As previously disclosed in our Current Report on Form 8-K filed with the SEC on April 16, 2024, the Audit Committee approved the dismissal of BF Borgers CPA PC (“Borgers”), which was then serving as Unusual Machines’ independent registered public accounting firm, on April 12, 2024, effective immediately.

The reports of Borgers on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s recurring losses from operations and need for additional capital to fund its current operating plan. During the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through April 12, 2024, the effective date of Borgers’ dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Borgers would have caused Borgers to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Committee’s Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

20

Principal Accountant Fees and Services

The following table shows the fees billed by Salberg for Salberg’s audit of our financial statements for the years ended December 31, 2023 and 2022 the fiscal years ended December 31, 2023 and 2022. They do not include the fees of our prior auditors who had audited our financial statements for the years ended December 31, 2023 and 2022.

	2023 ($)	2022 ($)
Audit Fees (1)	23,290	23,290
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	23,290	23,290

(1) Audit fees consist of fees for the audit of our annual financial statements. These amounts do not include any fees related to our interim financial statements in connection with our IPO as we were not a public company during these years and these reviews were performed by our prior auditors. We expect these fees to increase now that we have additional operations with the completion of our IPO and acquisitions of Rotor Riot and Fat Shark. We anticipate the fees for 2024, which will include our consolidated annual financial statement audit and quarterly interim reviews to be approximately $153,000.

21

PROPOSAL 3. APPROVE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING SHARES

The Board recommends a vote “FOR” this Proposal 3.

The Board approved and recommends that the Company’s stockholders adopt a proposal to approve, for purposes of NYSE Listing Rules, the potential issuance of more than 19.99% of shares of our common stock, upon the conversion of (i) two 4% Convertible Promissory Notes (the “New Notes”), (ii) the Company’s Series A, (iii) the Company’s Series C, and (iv) the exercise of five year common stock purchase warrants (the “Warrants” and together with the New Notes, Series A, and Series C, the “Convertible Securities”).

Reason for Request for Stockholder Approval

On August 21, 2024 (the “Closing Date”), we entered into two Exchange Agreements with two third-party accredited investors (each, an “Investor” and together the “Investors”), under which each Investor exchanged their respective 8% Promissory Notes with a principal of $4,000,000 (the “Old Notes”) for the New Notes, with an aggregate principal amount of $3,000,000. The New Notes reduced the outstanding principal amount previously owed by the Company by an aggregate of $1,000,000. The New Notes also reduced the interest rate of such notes from 8% to 4%.

Pursuant to the terms of the Exchange Agreements, each Investor exchanged its Old Note for (i) the New Note, (ii) 105 shares of the newly-designated Series C , convertible into 315,000 shares of the Company’s common stock at $1.59 per share (the share price at the close of the market on August 20, 2024), and (iii) five-year warrants exercisable for 315,000 shares of the Company’s common stock with an exercise price of $1.99 per share, subject to adjustments as set forth in the Warrants.

Each New Note bears interest at 4% annually with interest payable monthly and the principal due on November 30, 2025 (the “Maturity Date”). In the event of a qualified financing of debt or equity where the Company receives net proceeds of $5.0 million in one or more related transactions, the Investors may require the Company to repay the New Notes with accrued interest thereon in cash. The New Notes are convertible into common stock at $1.99 per share (125% of the closing bid price on August 20, 2024). Upon an event of default, the Investors may require the Company to convert the New Notes into shares of our common stock, subject to beneficial ownership limitations set forth in the New Notes, at a conversion price equal to the 10% discount of the average three day VWAP, as defined in the New Notes, prior to the conversion date.

The Warrants may not be exercised for 180 days and, subject to certain limited exceptions, are exercisable at $1.99 per share. The Warrant may be redeemed at the option of the Company, in whole or in part, at a redemption price of $0.01 per share, any time after the date on which (i) the average daily VWAP (as defined in the Warrants) for 10 consecutive Trading Days (the “Measurement Period”) has equaled or exceeded $3.00 and (ii) the average daily trading volume of the common stock on each day during the Measurement Period is or exceeded 250,000 shares of common stock.

The Company also granted certain registration rights under a Registration Rights Agreement with each Investor under which the Company agreed to file a registration statement on Form S-1 to register the common stock, within 30 days of the Closing Date and to use its commercially reasonable efforts to have such registration statement declared effective 60 days (or 75 days if such registration statement is reviewed by the Securities and Exchange Commission) after filing the registration statement. The Registration Statement covers the sale of an aggregate of 7,019,000 comprised of (i) 630,000 shares issuable upon the full conversion of the Series C, (ii) 630,000 shares issuable upon the full exercise of the Warrants, (iii) 1,509,000 shares issuable upon the full exercise of the New Notes, and (iv) 4,250,000 shares issuable upon the full conversion of the Company Series A that is also held by the Investors. We filed a Registration Statement on Form S-1 with the SEC on September 11, 2024, to fulfill our obligations under the Registration Rights Agreement. The Registration Statement on Form S-1 became effective on September 13, 2024.

The New Notes, Warrants the Series C, and the Series A each contain beneficial ownership limitations preventing the Note holders from owning in excess of 4.99% or 9.99% of outstanding shares of common stock at any given time and, subject to shareholder approval, 19.99% of all current outstanding common stock currently outstanding.

22

Based on written correspondence with our NYSE consultant the Company has an oral understanding with the NYSE to enter into a letter agreement (the “Side Letter”) whereby each Investor will acknowledge that, based on 6,184,983 shares of the Company’s common stock outstanding on August 20, 2024, notwithstanding the terms of the Exchange Agreements and the terms of the Convertible Securities, the Company shall not issue common stock under the transactions if the issuance would exceed 19.9%, or 1,236,378 shares, of the Company’s common stock in the aggregate, under any circumstances, without first obtaining stockholder approval.

Our common stock is listed on the NYSE American. As a result, we are thereby subject to NYSE American Guide Section 713, requiring shareholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if the common stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. The issuance of our common stock upon the full conversion and full exercise, as applicable, of the Convertible Securities would exceed 20% of our currently outstanding common stock.

Pursuant to an Exchange Agreement, we are obligated to seek stockholder approval of this Proposal (the “Issuance Proposal”).

The Board believes that authorizing the additional shares of common stock is fair to and in the best interests of the Company and its stockholders after taking into account the reduction of $1.0 million of the Company’s indebtedness. Approval of the Issuance Proposal might also make it more likely that the Investors would convert the New Note into shares of our common stock thereby further reducing our indebtedness under the New Notes prior to the Maturity Date. We do not have the cash availability to pay the notes and if we are required to rase capital, we expect the terms may be more dilutive to our stockholders than the Convertible Securities.

Effect of Vote in Favor for the Issuance Proposal

A vote in favor of approving an issuance of additional shares of our common stock exceeding 20% of our currently outstanding shares of common stock will allow us to issue the shares of our common stock underlying the Convertible Securities upon their conversion or exercise. A vote in favor of this Issuance Proposal will not affect the rights of the current holders of our common stock. However, in the event that the Convertible Securities are converted, the issuance of the additional shares of our common stock is expected to create significant dilution in the relative percentage interests of our current stockholders.

Effect of Not Obtaining Required Vote for Approval of the Issuance Proposal

If we are unable to obtain approval for the Issuance Proposal, we will be unable to issue the shares of our common stock underlying the Convertible Securities upon their conversion to the extent such issuance would exceed 19.99% of our then-currently outstanding shares of common stock. Pursuant to an Exchange Agreement, if, despite our commercially reasonable best efforts, approval for the Issuance Proposal is not obtained at the Annual Meeting, we are obligated to cause an additional meeting of our stockholders to be held as soon as possible. If, despite our reasonable best efforts, the approval for the Issuance Proposal is not obtained after such subsequent stockholder meetings, we are obligated to cause an additional meeting of our stockholders to be held semi-annually thereafter until such approval is obtained. Accordingly, the Board believes that the failure to approve the Issuance Proposal would cause the Company to incur significant cost and expense and would distract the Company’s management. In addition, without the approval of the Issuance Proposal it is unlikely that the Investors will voluntarily convert their Notes into shares of our common stock, thereby reducing our indebtedness and relieve some of the pressure on the Company to repay the Notes.

Required Vote

The affirmative vote of the majority of the shares present and entitled to vote on the matter, assuming a quorum is present, is required to approve the Issuance Proposal. Abstentions and broker non-votes will be counted as votes against the Issuance Proposal.

23

PROPOSAL 4. APPROVE THE COMPANY’S 2022 EQUITY INCENTIVE PLAN

The Board recommends a vote “FOR” this Proposal 4.

We are asking you to approve the Company’s 2022 Equity Incentive Plan, as amended, which the Board adopted and approved on November 9, 2022 (the “Plan”) and amended on October 3, 2024. The plan is subject to stockholder approval under the NYSE Listing Rules and the NYSE American. If approved, the Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants, and directors with those of our stockholders by motivating its employees to achieve long-term results and rewarding them for their achievements; to attract and retain the types of employees, consultants, and directors who will contribute to the Company’s long range success; and to promote the success of the Company’s business.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the Plan would allow us to continue to attract and retain talented employees, consultants, and directors with equity incentives.

Summary of the Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex A.

Effective Date and Duration

The Plan will become ratified upon stockholder approval and will remain in effect until the 10th anniversary date that it was approved by the Board, unless the Board terminates the Plan before its expiration.

Plan Administration

The Company’s Compensation Committee and the Board will administer the Plan. The Compensation Committee will continue to administer the Plan until the Board otherwise directs. The Compensation Committee will have the authority to determine (i) eligible employees to whom awards may be granted; (ii) when stock rights may be granted; (iii) exercise prices of awards, which may not be less than the Fair Market Value; (iv) when stock rights become exercisable, duration of exercise period, and vesting terms; (v) restrictions on awards; and (vi) any interpretations of the Plan and any promulgations, rules, and regulations relating to the Plan.

Eligibility

Subject to applicable securities laws, the Compensation Committee may grant non-qualified stock options, RSUs, restricted stock, and stock appreciation rights to directors, officers, employees, and consultants under the Plan.

Shares Available for Awards; Limits on Awards

The total number of shares of our common stock which may be issued under the Plan is no more than 15% of the outstanding shares of common stock outstanding on a fully diluted basis (the “Share Reserve”). The Share Reserve will automatically increase on January 1 of each year for a period of seven years beginning on January 1, 2025, and ending on January 1, 2032, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year on a fully diluted basis. The Board may determine that prior to any Share Reserve increate date that the Share Reserve shall not increase or the Share Reserve will increase at a lesser number than what would otherwise occur on January 1 for that year.

Types of Awards That May Be Granted

Subject to limits in the Plan, the Compensation Committee may grant (i) non-qualified stock options; (ii) restricted stock; (iii) stock appreciation rights; and (iv) RSUs.

24

Adjustments Upon Certain Changes

In the event of increases or decreases in the number of issued shares of our Common Stock resulting from a stock split, reverse stock split, stock dividend, or combination or reclassification of shares, the number of shares of common stock authorized for issuance under the Plan and the price per share of common stock covered by an outstanding stock option or stock appreciation right, shall be proportionately adjusted.

Change in Control

In the event of a merger of Change of Control, outstanding awards under the Plan will be assumed, or an equivalent award will be substituted by the successor corporation. If a successor corporation refuses to assume or substitute the outstanding awards, the awards will fully vest and the participants will have the right to exercise their awards to the extent it would not otherwise be vested or exercisable. If an award becomes fully vested or exercisable in lieu of the assumption or substitution, the Board or Compensation Committee shall notify the participant that the award is fully vested and exercisable for a period of at least 15 days.

“Change in Control” under the Plan means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Amendment of the Plan and Awards Thereunder

The Board may amend the plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted. The Board may amend the terms of awards under the Plan at any time, however, the Board may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Forfeiture

Unless otherwise provided for in an agreement, all vested or unvested awards under the Plan granted to employees or consultants shall be immediately forfeited at the Board’s discretion if any of the following events occur: (i) termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy; (ii) purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect; (iii) breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect; (iv) competing with the Company; (v) being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee; (vi) recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause; (vii) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; (viii) a finding by the Board that the grantee has acted disloyally and/or against the interests of the Company; or (ix) a finding by the Company that excess incentive compensation was awarded after the preparation of an accounting restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities law, in accordance with the Company’s Clawback Policy.

25

In addition to the foregoing, pursuant to Rule 10D-1 of the Exchange Act and the related rules promulgated by the NYSE, the Company is required to recover from former and current executive officers reasonably, promptly, and completely the amount of erroneously awarded incentive-based compensation if the Company is required to prepare an accounting restatement due to Company’s material non-compliance with any financial reporting requirement under the securities laws.

Unless otherwise provided for in an agreement, all vested or unvested awards under the Plan granted directors of the Company shall be immediately forfeited at the Board’s discretion if any of the following events occur: (i) purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect; (ii) breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect; (iii) competing with the Company; (iv) recruitment of Company personnel after ceasing to be a director; or (v) a finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Stock Appreciation Rights

The grant of Stock Appreciation Rights will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the Stock Appreciation Rights are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Internal Revenue Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

26

Restricted Stock Units (RSUs)

The grant of a RSUs will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Internal Revenue Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Internal Revenue Code, while others are exempt. If an award is subject to Section 409A of the Internal Revenue Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Internal Revenue Code.

27

PROPOSAL 5. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The affirmative vote of a majority of the shares present and entitled to vote is required to approve this Proposal 5.

The Board recommends a vote “FOR” this Proposal 5.

28

OTHER MATTERS

Unusual Machines has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters at the Annual Meeting. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

29

Annex A

UNUSUAL MACHINES, INC.

2022 EQUITY INCENTIVE PLAN, as Amended

1. Scope of Plan; Definitions.

(a) This 2022 Equity Incentive Plan (the “Plan”) is intended to advance the interests of Unusual Machines, Inc. (the “Company”) and its Related Corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, Officers and directors, by creating incentives and rewards for their contributions to the success of the Company and its Related Corporations. This Plan will provide to (a) Officers and other employees of the Company and its Related Corporations opportunities to purchase common stock, par value $0.001 (“Common Stock”) of the Company pursuant to Options granted hereunder which qualify as incentive stock options (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”), (b) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to purchase Common Stock of the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”); (c) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive shares of Common Stock of the Company which normally are subject to restrictions on sale (“Restricted Stock”); (d) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of stock appreciation rights (“SARs”); and (e) directors, Officers, employees and consultants of the Company and Related Corporations opportunities to receive grants of restricted stock units (“RSUs”). ISOs and Non-Qualified Options are referred to hereafter as “Options.” Options, Restricted Stock, RSUs and SARs are sometimes referred to hereafter collectively as “Stock Rights.” Any of the Options and/or Stock Rights may in the Board of Directors’ or Compensation Committee’s discretion be issued in tandem to one or more other Options and/or Stock Rights to the extent permitted by law.

(b) For purposes of the Plan, capitalized words and terms shall have the following meaning:

“Board” means the board of directors of the Company.

“Chairman” means the Chairman of the Board.

“Change of Control” means the occurrence of any of the following events: (i) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction which requires shareholder approval under applicable state law; or (ii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

“Code” shall have the meaning given to it in Section 1(a).

“Common Stock” shall have the meaning given to it in Section 1(a).

“Company” shall have the meaning given to it in Section 1(a).

“Compensation Committee” means the compensation committee of the Board, if any, which shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3.  All references in this Plan to the Compensation Committee shall mean the Board when (i) there is no Compensation Committee or (ii) the Board has retained the power to administer this Plan.

“Disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

A-1

“Disqualifying Disposition” means any disposition (including any sale) of Common Stock underlying an ISO before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Fair Market Value” shall be determined as of the last Trading Day before the date a Stock Right is granted and shall mean:

(1) the closing price on the principal market if the Common Stock is listed on a national securities exchange or the OTCQB or OTCQX.

(2) if the Company’s shares are not listed on a national securities exchange or the OTCQB or OTCQX, then the closing price if reported or the average bid and asked price for the Company’s shares as published by OTC Markets Group, Inc.;

(3) if there are no prices available under clauses (1) or (2), then Fair Market Value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company’s Common Stock; or

(4) if there is no regularly established trading market for the Company’s Common Stock or if the Company’s Common Stock is listed, quoted or reported under clauses (1) or (2) but it trades sporadically rather than every day, the Fair Market Value shall be established by the Board or the Compensation Committee taking into consideration all relevant factors including the most recent price at which the Company’s Common Stock was sold.

“ISO” shall have the meaning given to it in Section 1(a).

“Non-Qualified Options” shall have the meaning given to it in Section 1(a).

“Officers” means a person who is an executive officer of the Company and is required to file ownership reports under Section 16(a) of the Exchange Act.

“Options” shall have the meaning given to it in Section 1(a).

“Plan” shall have the meaning given to it in Section 1(a).

“Related Corporations” shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 424(f) of the Code.

“Restricted Stock” shall have the meaning contained in Section 1(a).

“RSU” shall have the meaning given to it in Section 1(a).

“SAR” shall have the meaning given to it in Section 1(a).

“Securities Act” means the Securities Act of 1933.

“Stock Rights” shall have the meaning given to it in Section 1(a).

A-2

“Trading Day” shall mean a day on which The Nasdaq Stock Market LLC is open for business.

This Plan is intended to comply in all respects with Rule 16b-3 (“Rule 16b-3”) and its successor rules as promulgated under Section 16(b) of the Exchange Act for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Plan administrators. Provided, however, such exercise of discretion by the Plan administrators shall not interfere with the contract rights of any grantee. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such grantee does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 or other rule is available.

2. Administration of the Plan.

(a) The Plan may be administered by the entire Board or by the Compensation Committee. Once appointed, the Compensation Committee shall continue to serve until otherwise directed by the Board. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by the majority of its members present at a meeting. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by all of the Compensation Committee members. Subject to ratification of the grant of each Stock Right by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Compensation Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Restricted Stock, RSUs and SARs) to whom Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted; (ii) determine when Stock Rights may be granted; (iii) determine the exercise prices of Stock Rights other than Restricted Stock and RSUs, which shall not be less than the Fair Market Value; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine when Stock Rights shall become exercisable, the duration of the exercise period and when each Stock Right shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to or issued in connection with Stock Rights, and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Compensation Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Compensation Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

No members of the Compensation Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. No member of the Compensation Committee or the Board shall be liable for any act or omission of any other member of the Compensation Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

(b) The Compensation Committee may select one of its members as its Chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Compensation Committee shall mean the Board if no Compensation Committee has been appointed. From time to time the Board may increase the size of the Compensation Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Compensation Committee and thereafter directly administer the Plan.

(c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, Officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

A-3

(d) In addition to such other rights of indemnification as he or she may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Compensation Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Compensation Committee, whether or not he continues to be such member of the Board or the Compensation Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall be subject to the limitations contained in any Indemnification Agreement between the Company and the Board member or Officer. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Compensation Committee and shall be in addition to all other rights to which such member of the Board or the Compensation Committee would be entitled to as a matter of law, contract or otherwise.

(e) The Board may delegate the powers to grant Stock Rights to Officers to the extent permitted by the Delaware General Corporation Law.

3. Eligible Employees and Others.  ISOs may be granted to any employee of the Company or any Related Corporation. Those Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Restricted Stock, RSUs and SARs may be granted to any director (whether or not an employee), Officers, employees or consultants of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, Restricted Stock, RSUs or a SAR. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in, any other grant of Stock Rights.

4. Common Stock. The Common Stock subject to Stock Rights shall be authorized but unissued shares of Common Stock, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is no more than 15% of the outstanding shares of Common Stock on a fully diluted basis giving effect to the exercise and conversion of all outstanding common stock equivalents issued outside of this Plan including convertible notes, convertible preferred stock and warrants less any Stock Rights previously granted or exercised subject to adjustment as provided below in this Section 4 and in Section 14 (the “Share Reserve”). Any such shares may be issued under ISOs, Non-Qualified Options, Restricted Stock, RSUs or SARs, so long as the number of shares so issued does not exceed the limitations in this Section. Subject to adjustment in accordance with Section 14, no more than 375,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of ISOs. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants under the Plan. For the avoidance of doubt, in the event that (i) the payment of the exercise price of any Stock Right, or (ii) the satisfaction of any tax withholding obligations arising from any Stock Right is made by withholding of shares of Common Stock by the Company, the shares so withheld shall again become available for grants under the Plan.

The Share Reserve will automatically increase on January 1st of each year (each, an “Increase Date”), for a period of seven years commencing on January 1, 2025 and ending on (and including) January 1, 2032, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year on a fully diluted basis giving effect to the exercise and conversion of all outstanding common stock equivalents issued outside of this Plan including convertible notes, convertible preferred stock and warrants less any Stock Rights previously granted or exercised subject to adjustment as provided in Section 14. Notwithstanding the foregoing, the Board may determine, at any time prior to the Increase Date for a given year to provide that there will be no increase in the Share Reserve hereunder for such year, or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, the Share Reserve in this Section 4 is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Shares may be authorized and issued under the Plan in connection with a merger or acquisition as permitted by NYSE Listed Company Manual Section 303A.08 or the rules of another applicable principal market without the need for shareholder approval (to the extent so provided in the applicable principal market rule(s)), in which case such authorization or issuance will not reduce the number of shares of Common Stock available for grant or issuance under the Plan.

A-4

5. Granting of Stock Rights.

(a) The date of grant of a Stock Right under the Plan will be the date specified by the Board or Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Compensation Committee acts to approve the grant. The Board or Compensation Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

(b) The Board or Compensation Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Board or Compensation Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

(c) A SAR entitles the holder to receive, as designated by the Board or Compensation Committee, cash or shares of Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) an exercise price established by the Board or Compensation Committee. The exercise price of each SAR granted under this Plan shall be established by the Compensation Committee or shall be determined by a method established by the Board or Compensation Committee at the time the SAR is granted, provided the exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of the grant of the SAR, or such higher price as is established by the Board or Compensation Committee. A SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board or Compensation Committee. Shares of Common Stock delivered pursuant to the exercise of a SAR shall be subject to such conditions, restrictions and contingencies as the Board or Compensation Committee may establish in the applicable SAR agreement or document, if any. The Board or Compensation Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of each SAR as the Board or Compensation Committee determines to be desirable. A SAR under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board or Compensation Committee shall, in its discretion, prescribe. The terms and conditions of any SAR to any grantee shall be reflected in such form of agreement as is determined by the Board or Compensation Committee. A copy of such document, if any, shall be provided to the grantee, and the Board or Compensation Committee may condition the granting of the SAR on the grantee executing such agreement.

(d) An RSU gives the grantee the right to receive a number of shares of the Company’s Common Stock on applicable vesting or other dates. Delivery of the RSUs may be deferred beyond vesting as determined by the Board or Compensation Committee. RSUs shall be evidenced by an RSU agreement in the form determined by the Board or Compensation Committee. With respect to an RSU, which becomes non-forfeitable due to the lapse of time, the Compensation Committee shall prescribe in the RSU agreement the vesting period. With respect to the granting of the RSU, which becomes non-forfeitable due to the satisfaction of certain pre-established performance-based objectives imposed by the Board or Compensation Committee, the measurement date of whether such performance-based objectives have been satisfied shall be a date no earlier than the first anniversary of the date of the RSU. A recipient who is granted an RSU shall possess no incidents of ownership with respect to such underlying Common Stock, although the RSU agreement may provide for payments in lieu of dividends to such grantee.

(e) Notwithstanding any provision of this Plan, the Board or Compensation Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options, cancellation of Common Stock acquired in connection with any Stock Right and forfeiture of profits.

(f) The Options and SARs shall not be exercisable for a period of more than 10 years from the date of grant.

6. Sale of Shares. The shares underlying Stock Rights granted to any Officer, director or a beneficial owner of 10% or more of the Company’s securities registered under Section 12 of the Exchange Act shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the grant thereof.

A-5

7. ISO Minimum Option Price and Other Limitations.

(a) The exercise price per share relating to all Options granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the last trading day prior to the date of such grant. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by the Board or Compensation Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

(b) In no event shall the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

8. Duration of Stock Rights. Subject to earlier termination as provided in Sections 5, 9, 10 and 11, each Option and SAR shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to the Plan to Officers, directors and 10% shareholders of the Company.

9. Exercise of Options and SARs; Vesting of Stock Rights. Subject to the provisions of Sections 9 through 13, each Option and SAR granted under the Plan shall be exercisable as follows:

(a) The Options and SARs shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Board or Compensation Committee may specify.

(b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option and SAR, unless otherwise specified by the Board or Compensation Committee.

(c) Each Option and SAR or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d) The Board or Compensation Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual exercisability limitation contained in Section 422(d) of the Code as described in Section 7(b).

10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Board or Compensation Committee or by a written agreement, if an optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or Disability, no further installments of his Options shall vest or become exercisable, and his Options shall terminate as provided for in the grant or on the day 12  months after the day of the termination of his employment (except three months for ISOs), whichever is earlier, but in no event later than on their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

A-6

11. Death; Disability. Unless otherwise determined by the Board or Compensation Committee or by a written agreement:

(a) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations by reason of his death, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Options or SARs by will or by the laws of descent and distribution, at any time prior to the earlier of: (i) the Options’ or SARs’ specified expiration date or (ii) one year (except three months for an ISO) from the date of death.

(b) If the holder of an Option or SAR ceases to be employed by the Company and all Related Corporations, or a director or Director Advisor can no longer perform his duties, by reason of his Disability, any Options or SARs held by the optionee may be exercised to the extent he could have exercised it on the date of termination due to Disability until the earlier of (i) the Options’ or SARs’ specified expiration date or (ii) one year from the date of the termination.

12. Assignment, Transfer or Sale.

(a) No ISO granted under this Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each ISO shall be exercisable only by him, his guardian or legal representative.

(b) Except for ISOs, all Stock Rights are transferable subject to compliance with applicable securities laws and Section 6 of this Plan.

13. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan. In granting any Stock Rights, the Board or Compensation Committee may specify that Stock Rights shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more Officers of the Company to execute and deliver such instruments. The proper Officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14. Adjustments Upon Certain Events.

(a) Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Right, as well as the price per share of Common Stock (or cash, as applicable) covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increases or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company or the voluntary cancellation whether by virtue of a cashless exercise of a derivative security of the Company or otherwise shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board or Compensation Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Right. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

A-7

(b) In the event of the proposed dissolution or liquidation of the Company, the Board or Compensation Committee shall notify each participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Right will terminate immediately prior to the consummation of such proposed action.

(c) In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Stock Right shall be assumed (as defined below) or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Stock Rights, the participants shall fully vest in and have the right to exercise their Stock Rights as to which it would not otherwise be vested or exercisable.  If a Stock Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or Compensation Committee shall notify the participant in writing or electronically that the Stock Right shall be fully vested and exercisable for a period of at least 15 days from the date of such notice, and any Options or SARs shall terminate one minute prior to the closing of the merger or sale of assets.

For the purposes of this Section 14(c), the Stock Right shall be considered “assumed” if, following the merger or Change of Control, the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Stock Right immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its parent, the Board or Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Stock Right, for each share of Common Stock subject to the Stock Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

(d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs.  If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

(e) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

15. Means of Exercising Stock Rights.

(a) An Option or SAR (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor (to the extent it is exercisable in cash) either (i) in United States dollars by check or wire transfer; or (ii) at the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right or such other formula as may be approved by the Board or Compensation Committee; or (iii) at the discretion of the Board or Compensation Committee, by any combination of (i) and (ii) above. If the Board or Compensation Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii) or (iii) of the preceding sentence, such discretion need not be exercised in writing at the time of the grant of the Stock Right in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

A-8

(b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder’s acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

16. Term, Termination and Amendment.

(a) This Plan was adopted by the Board.  This Plan may be approved by the Company’s shareholders, which approval is required for ISOs.

(b) The Board may terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate 10 years from the date the Board adopts the Plan.  No Stock Rights may be granted under the Plan once the Plan is terminated.  Termination of the Plan shall not impair rights and obligations under any Stock Right granted while the Plan is in effect, except with the written consent of the grantee.

(c) The Board at any time, and from time to time, may amend the Plan.  Provided, however, except as provided in Section 14 relating to adjustments in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent (i) shareholder approval is necessary to satisfy the requirements of Section 422 of the Code or (ii) required by the rules of the principal national securities exchange or trading market upon which the Company’s Common Stock trades. Rights under any Stock Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the written consent of the grantee.

(d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Rights; provided, however, that the rights under the Stock Right shall not be impaired by any such amendment, except with the written consent of the grantee.

17. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion.  Provided, however, the Board or Compensation Committee shall not reprice the Options or extend the exercise period or reduce the exercise price of the appropriate installments of such Options without the approval of the Company’s shareholders. At the time of such conversion, the Board or Compensation Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Compensation Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options or SARS (if cash settled) granted under the Plan shall be used for general corporate purposes.

A-9

19. Governmental Regulations. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20. Withholding of Additional Income Taxes. In connection with the granting, exercise or vesting of a Stock Right or the making of a Disqualifying Disposition the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income.

To the extent that the Company is required to withhold taxes for federal income tax purposes as provided above, if any optionee may elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock (including shares of Restricted Stock) previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by an Option exercise. The number of shares to be delivered to or withheld by the Company times the Fair Market Value of such shares or such other formula as may be approved by the Board or Compensation Committee pursuant to the Plan shall equal the cash required to be withheld.

21. Notice to the Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. If the employee has died before such stock is sold, the holding periods requirements of the Disqualifying Disposition do not apply and no Disqualifying Disposition can occur thereafter.

22. Continued Employment. The grant of a Stock Right pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company’s Board or in any other capacity, whichever the case may be.

23. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

A-10

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

(b) Forfeiture of Stock Rights Granted to Directors.  Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to directors shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(2) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(3) Competing with the Company;

(4) Recruitment of Company personnel after ceasing to be a director;

or

(5) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

The Company may impose other forfeiture restrictions which are more or less restrictive and require a return of profits from the sale of Common Stock as part of said forfeiture provisions if such forfeiture provisions and/or return of provisions are contained in a Stock Rights Agreement.

(c) Profits on the Sale of Certain Shares; Redemption.  If any of the events specified in Section 24(a) or (b) of the Plan occur within one year from the date the grantee last performed services for the Company in the capacity for which the Stock Rights were granted (the  “Termination Date”) (or such longer period required by any written agreement), all profits earned from the sale of the Company’s securities, including the sale of shares of Common Stock underlying the Stock Rights, during the two-year period commencing one year prior to the Termination Date shall be forfeited and immediately paid by the grantee to the Company.  Further, in such event, the Company may at its option redeem shares of Common Stock acquired upon exercise of the Stock Right by payment of the exercise price to the grantee.  To the extent that another written agreement with the Company extends the events in Section 24(a) or (b) beyond one year following the Termination Date, the two-year period shall be extended by an equal number of days.  The Company’s rights under this Section 24(c) do not lapse one year form the Termination Date but are contract rights subject to any appropriate statutory limitation period.

A-11

Unusual Machines, Inc

Amendment No. 1 to 2022 Equity Incentive Plan

(Effective October 3, 2024)

All references made to incentive stock options (“ISOs”) are hereby deleted in their entirety and ISOs may not be granted under the Plan.

Section 24(a) is amended to read in its entirety as follows:

24. (a) Forfeiture of Stock Rights Granted to Employees or Consultants. Notwithstanding any other provision of this Plan, and unless otherwise provided for in a Stock Rights Agreement, all vested or unvested Stock Rights granted to employees or consultants shall be immediately forfeited at the discretion of the Board if any of the following events occur:

(1) Termination of the relationship with the grantee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

(2) Purchasing or selling securities of the Company in violation of the Company’s insider trading guidelines then in effect;

(3) Breaching any duty of confidentiality including that required by the Company’s insider trading guidelines then in effect;

(4) Competing with the Company;

(5) Being unavailable for consultation after leaving the Company’s employment if such availability is a condition of any agreement between the Company and the grantee;

(6) Recruitment of Company personnel after termination of employment, whether such termination is voluntary or for cause;

(7) Failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the grantee; or

(8) A finding by the Board that the grantee has acted disloyally and/or against the interests of the Company.

Notwithstanding the foregoing, the foregoing 8 clauses shall not impact the Company’s ability pursuant to Rule 10D-1 of the Securities Exchange Act of 1934 and the related rules promulgated by the New York Stock Exchange, to recover reasonably, promptly and completely the amount of erroneously awarded incentive-based compensation if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.

A-12

VOTE BY INTERNET - www.proxyvote.com
Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on 12/1/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING– Go to www.virtualshareholdermeeting.com/UMAC2024.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on 12/1/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNUSUAL MACHINES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all listed nominees:				
1. Elect five directors for a one-year term expiring at the next annual meeting of stockholders.	[ ]	[ ]	[ ]	______________________

Nominees:

01) Dr. Allan Evans 02) Cristina Colón 03) Robert Lowry 04) Sanford Rich
05) Jeffrey Thompson

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] ______ Date ______ Signature (Joint Owners) ______ Date ______